UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2008

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 29, 2008, the Company and Equity Group Investments, LLC ("EGI") entered into a confidentiality agreement to facilitate the sharing of information between the Company and EGI, one of the Company’s largest investors. Pursuant to the Confidentiality Agreement, EGI agreed to restrictions on its use and disclosure of the Company’s confidential information and limitations on its ability to effect a change in control of the Company.

Item 9.01 Financial Statements and Exhibits.

Exibit 99.1 Letter Agreement between the Company and Equity Group Investments, LLC dated December 29, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

December 31, 2008	By:	Michael Dojlidko

Name: Michael Dojlidko
Title: Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Letter Agreement between the Company and Equity Group Investments, LLC dated December 29, 2008